                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 --------------


Date of Report (Date of earliest event reported):  January 4, 2001


                                  ENGAGE, INC.
             (Exact name of registrant as specified in its charter)


     DELAWARE                     000-26671                    04-3281378
  ---------------             ------------------           ------------------
  (State or other                (Commission                 (IRS Employer
  jurisdiction of                File Number)              Identification No.)
  incorporation)


                              100 Brickstone Square
                          Andover, Massachusetts 01810
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (978) 684-3884
                                                    --------------

             -------------------------------------------------------

ITEM 5. OTHER EVENTS.

     On January 4, 2001, Engage, Inc. (the "Company") publicly disseminated a press release announcing that the Company was undertaking a reorganization pursuant to which it was reducing its employee headcount by 550 or approximately 50%, through a combination of layoffs, job elimination and attrition.

     The full text of the Registrant's press release issued in connection with the foregoing is filed as Exhibit 99 to this Current Report on 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     99   Press Release dated January 4, 2001

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ENGAGE, INC.


Date: January 16, 2001                  /s/ Anthony G. Nuzzo
                                        ----------------------------------------
                                        ANTHONY G. NUZZO
                                        PRESIDENT AND CHIEF EXECUTIVE
                                        OFFICER

                                  EXHIBIT INDEX

Exhibit
Number        Description
------        -----------
99            Press Release dated January 4, 2001